                                                                     Exhibit 8.1

      ADECCO SA'S MAJOR CONSOLIDATED SUBSIDIARIES:


                                                                        PROPORTION OF
                                                  COUNTRY OF              OWNERSHIP
       NAME OF SUBSIDIARY                        ORGANIZATION             INTEREST
       ------------------                        ------------           -------------
                                                  EUROPE
       Adecco Gesellschaft MBH                    Austria                    100
       Ficomexa Coordination Center NV            Belgium                    100
       Adecco Personnel Services NV               Belgium                    100
       AOC NV                                     Belgium                    100
       Lee Hecht Harrison Belgium BV              Belgium                    100
       Ashridge Ltd                               Channel Islands            100
       Ljudski Potencijali D.o.o.                 Croatia                    100
       Adecco SPOL S.R.O.                         Czech Republic             100
       Adecco A/S                                 Denmark                    100
       Computer People APS                        Denmark                    100
       Adecco Finland OY                          Finland                    100
       Adecco IT Services SA                      France                     100
       Ecco SA                                    France                     100
       Computer People SA                         France                     100
       Adia Holding SA                            France                     100
       Adecco Travail Temporaire SA               France                     100
       Adecco Consulting SA                       France                     100
       Lee Hecht Harrison France SA               France                     100
       Alexandre Tic SA                           France                     100
       Verwaltungsgesellschaft Adecco MBH         Germany                    100
       Adecco Personaldienstleistungen GmbH       Germany                    100
       Computer People GmbH                       Germany                    100
       Lee Hecht Harrison GmbH                    Germany                    100
       Adecco Holdings (UK) Ltd                   Great Britain              100
       Office Angels Ltd                          Great Britain              100
       Adecco UK Ltd                              Great Britain              100
       Accountants on Call Ltd                    Great Britain              100
       Tad Telecom Limited                        Great Britain              100
       Jonathan Wren & Co Ltd                     Great Britain              100
       Lee Hecht Harrison Ltd                     Great Britain              100
       Roevin Managements Services Ltd            Great Britain              100
       Computer People Ltd                        Great Britain              100
       Adecco HR AE                               Greece                     100
       Adecco Magyarorszagi Szemelyzeti
         Kozvetito Kft                            Hungary                    100
       Adecco Ireland Ltd                         Ireland                    100
       Adecco Societa di Fornitura di Lavoro
         Temporaneo SpA                           Italy                      100
       Carrer SRL                                 Italy                      100
       Lee Hecht Harrison SRL                     Italy                      100
       Computer People SRL                        Italy                      100
       Adecco Services Financiers (Luxembourg)
         SA                                       Luxembourg                 100
       Adecco Luxembourg SA                       Luxembourg                 100
       Adecco Monaco SAM                          Monaco                     100
       Adecco Finance BV                          Netherlands                100

                                                                        PROPORTION OF
                                                  COUNTRY OF              OWNERSHIP
       NAME OF SUBSIDIARY                        ORGANIZATION              INTEREST
       ------------------                        ------------           -------------
       Adecco Olsten Holding BV                   Netherlands                100
       Adecco Nederland Holding BV                Netherlands                100
       Adecco Holding Europe BV                   Netherlands                100
       Adecco Personneels Diensten BV             Netherlands                100
       Computer People BV                         Netherlands                100
       Adecco Norge AS                            Norway                     100
       Adecco Poland SP Z.O.O.                    Poland                     100
       Adecco Recursos Humanos Ltda               Portugal                   100
       Adecco Romania SRL                         Romania                    100
       Adecco RH D.O.O                            Slovenia                   100
       Adecco Iberia SA                           Spain                      100
       Delphi IT SA                               Spain                      100
       Adecco TT SA Empresa de Trabajo Temporal
         SA                                       Spain                      100
       Accountants SA Empresa de Trabajo
         Temporal SA                              Spain                      100
       Adecco Sweden AB                           Sweden                     100
       Adecco management and consulting SA        Switzerland                100
       Adecco Ressources Humaines SA              Switzerland                100
       Ideal Job Internet SA                      Switzerland                100
       Lee Hecht Harrison AG                      Switzerland                100
       Alexandre TIC SA                           Switzerland                100
       Adecco Special Financing AG                Switzerland                100
       Computer People Sarl                       Switzerland                100
       Adecco Hizmet Ve Danismanlik AS SA         Turkey                     51

                                                  NORTH AMERICA

       Accountants on Call of Canada Ltd          Canada                     100
       Adecco Employment Services Ltd             Canada                     100
       Ajilon Canada Inc                          Canada                     100
       Tad Telecom Canada Inc                     Canada                     100
       Roevin Technical People Ltd                Canada                     100
       Adecco Inc                                 USA                        100
       TAD PGS, Inc.                              USA                        100
       ADO Staffing Inc                           USA                        100
       Adecco Employment Services Inc             USA                        100
       Olsten Staffing Services Corp              USA                        100
       Lee Hecht Harrison LLC                     USA                        100
       Tad Telecom LLC                            USA                        100
       Paywise Inc                                USA                        100
       Adecco North America LLC                   USA                        100
       Ajilon LLC                                 USA                        100

                                                  ASIA PACIFIC

       Adecco Australia Pty Ltd                   Australia                  100
       Adecco Holdings Pty Ltd                    Australia                  100
       Lee Hecht Harrison Pty Ltd                 Australia                  100
       TAD Pty Ltd                                Australia                  100

                                                                        PROPORTION OF
                                                  COUNTRY OF              OWNERSHIP
       NAME OF SUBSIDIARY                        ORGANIZATION              INTEREST
       ------------------                        ------------           -------------
       Ajilon Australia Pty Ltd                   Australia                  100
       Jonathan Wren Australia Pty Ltd            Australia                  100
       Icon Recruitment Pty Ltd                   Australia                  100
       Guangdong Adia Personel Services Ltd       China                      100
       Lee Hecht Harrison Pty Ltd                 Hong Kong                  100
       Templar International Consultants Ltd      Hong Kong                  100
       Adecco Personnel Ltd                       Hong Kong                  100
       Templar International Consultants Pte Ltd  Indonesia                  100
       Adecco Career Staff Ltd                    Japan                      100
       Agensi Perkerjaan Templar Search &
         Selection Sdn Bhd                        Malaysia                   100
       Agensi Perkerjaan Personnel Sdn Bhd        Malaysia                   100
       Adecco New Zealand Ltd                     New Zealand                100
       Icon Recruitment Ltd                       New Zealand                100
       Add Force Personnel Services Inc           Philippines                100
       Lee Hecht Harrison Pte Ltd                 Singapore                  100
       Adecco Personnel Pte Ltd                   Singapore                  100
       Adecco Korea Inc                           South Korea                100
       Adecco Personnel Company Ltd               Taiwan                     100
       Adia Taiwan Ltd                            Taiwan                     100
       Adia L&M Personnel Consultants Ltd         Taiwan                     100
       Adecco Consulting Ltd                      Thailand                   100

                                                  LATIN AMERICA

       Adecco Argentina SA                        Argentina                  100
       Adecco Bolivia SA                          Bolivia                    100
       Adecco Top Services R.H. Ltda              Brazil                     100
       Adecco Recursos Humanos SA                 Chile                      100
       Adecco Colombia SA                         Colombia                   100
       Adecco de Costa Rica Recursos Humanos SA   Costa Rica                 100
       Adecco Dominicana SA                       Dominican Republic         100
       Adeccoiberia SA                            Ecuador                    100
       Adecco Guatemala Recursos Humanos SA       Guatemala                  100
       Olsten de Mexico SA de CV                  Mexico                     100
       Adecco Panama SA                           Panama                     100
       Adecco Peru SA                             Peru                       100
       Adecco de Puerto Rico Inc                  Puerto Rico                100
       Adecco Personnel Services Inc              Puerto Rico                100
       Adecco Uruguay SA                          Uruguay                    100
       Adecco Servicios C.A.                      Venezuela                  100

                                                  OTHER

       Adecco Financial Services Ltd              Bermuda                    100
       Adecco Reinsurance Company Ltd             Bermuda                    100
       Technihire Ltd                             South Africa               100
       Adecco Maroc SA                            Morocco                    100
       Adecco Israel Staffing Services Ltd        Israel                     100